UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 18, 2006
CSK AUTO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-13927	86-0765798
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

645 E. Missouri Ave. Suite 400, Phoenix, Arizona	85012
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (602) 265-9200
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
Due to a blackout period imposed by CSK Auto Corporation (the “Company”) (as previously announced in a Form 8-K dated December 13, 2006), associates who have been awarded stock options under the Company’s stock option plans will be unable to exercise any outstanding options until the Company becomes current in its financial reporting obligations. It is expected that a number of previously granted options, including those granted pursuant to a general grant on December 21, 1999, will expire during this blackout period. On December 15, 2006, the Compensation Committee of the Company’s Board of Directors determined that it is in the best interests of the Company to allow all active associates with outstanding options granted on December 21, 1999 the opportunity to exercise these options at such time that the trading blackout ends, rather than let the options lapse during the blackout period. Accordingly, all active associates with outstanding stock options that were granted on December 21, 1999 were provided the opportunity to elect to either exercise their amended options during the calendar year 2007 after the expiration of the blackout period (and subject to other applicable trading restrictions) or have their options expire unexercised on December 31, 2007. Notwithstanding the foregoing, such options may expire sooner than December 31, 2007 under certain circumstances (e.g., termination of employment) as provided in the governing stock option plan and contract. A copy of the election agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.
Associates with outstanding stock options under the December 21, 1999 grant include the following named executive officers, who executed their respective election agreements on December 18, 2006:
Maynard Jenkins
Number of Stock Options extended — 36,000
Dale Ward
Number of Stock Options extended — 9,150
Larry Buresh
Number of Stock Options extended — 9,150
Stock options extended for the above named officers remain fully vested, and are still subject to the terms and conditions of the governing stock option plan and the contracts entered into with each participant.
Item 9.01 Financial Statements and Exhibits.
(d) The following exhibit is filed with this Form 8-K:

Exhibit No.	Description
10.1	Form of election agreement between Optionee and CSK Auto Corporation.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSK Auto Corporation
By:	/s/ Randi Val Morrison
Randi Val Morrison
Senior Vice President, General Counsel and Secretary

DATED: December 22, 2006

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of election agreement between Optionee and CSK Auto Corporation.